                                                                    EXHIBIT 10.9

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                             STOCK PURCHASE WARRANT
                              To Purchase Shares of
                                 ZIPREALTY, INC.

         THIS CERTIFIES that _____________ (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date of this Warrant and on or prior to _______________, 200_, but not thereafter, to subscribe for and purchase, from ZIPREALTY, INC., a California corporation (the "Company"), _____________________________ (_____) shares of the
Company's Series E-1 Preferred Stock (the "Shares") at a purchase price per share equal to $1.31 (the "Exercise Price"). "Shares" shall mean the Series E-1 Preferred Stock of the Company as set forth in the Restated Articles of Incorporation of the Company attached as Exhibit E to that certain Note and Warrant Purchase Agreement dated as of February 11, 2002.

         1. Exercise of Warrant.

                  (a) Unless earlier terminated under Section 7, the purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time after the date hereof and before the close of business on _______________, 200_ by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the office of the Company, in Emeryville, California (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company in an amount equal to the Exercise Price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

         Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

         The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  (b) Net Exercise.

                           (i) In lieu of exercising this Warrant by payment of
cash or check the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the Notice of Conversion annexed hereto, in which event The Company shall issue to Holder a number of Shares computed using the following formula:

                                X = Y (A-B)
                                    -------
                                       A

Where    X = The number of Shares to be issued to Holder.

         Y = the number of Shares for which the Warrant is then being exercised.

         A = the fair market value of one Share.

         B = the Exercise Price.

                           (ii) For purposes of this Section 1(b), the fair
market value of the Shares shall mean the price determined by the Company's Board of Directors, acting in good faith upon a review of all relevant factors or, in the event of an exercise concurrently with (i) a public offering of the Company's stock, the price to the public for such stock, or (ii) an acquisition, the per share price to be received by the holders of Shares.

         2. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the Holder.

         3. Charges, Taxes and Expenses. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder.

         4. No Rights as Shareholders. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

         5. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         6. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         7. Automatic Exercise and Dilution.

                  (a) Automatic Exercise on Merger, etc. If at any time the Company proposes (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation or stock issuance) that results in the transfer of fifty percent (50%) or more of the then outstanding voting power of the Company; or (B) a sale of all or substantially all of the assets of the Company, then the Company shall give the Holder ten (10) days notice of the proposed effective date of the transaction. If, in the case of an acquisition of the Company by an entity that has its securities publicly traded on a national securities exchange, the Warrant has not been exercised by the effective date of the transaction, the Warrant shall be automatically exercised in accordance with the Net Exercise provision of Section 1(b) above.

                  (b) Early Termination on Profitability. In the event the Company shall be profitable for six (6) continuous months, as determined in accordance with Generally Accepted Accounting Principles, then the Company shall give the Holder ten (10) days notice of such profitability and, if the Warrant has not been exercised within sixty (60) days following receipt of such notice, the Warrant shall terminate.

                  (c) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares are subdivided or combined into a greater or smaller number of Shares, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

                  (d) Cash Distributions. No adjustment on account of cash dividends or interest on the Shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

         8. Miscellaneous.

                  (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

                  (b) Restrictions. The Holder acknowledges that the Shares acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

                  (c) Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) Assignment and Transferability. This Warrant may be assigned or transferred by the Holder only with the prior written approval of the Company; provided, however, that no such approval of the Company shall be necessary for an assignment or transfer by a Holder (i) to a fund, partnership, limited liability company or other entity that is affiliated with such transferring Holder, (ii) to a partner or member (or retired partner or member) of such transferring Holder, or to the estate of any such partner or member (or retired partner or member), (iii) to such transferring Holder's spouse, siblings, lineal descendants or ancestors by gift, will or intestate succession; provided, however, that, in the case of (i), (ii) or (iii), the transferee agrees in writing to be subject to the terms hereof to the same extent as if he, she or it were an original Holder hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, ZIPREALTY, INC. has caused this Stock Purchase Warrant to be executed by its officers thereunto duly authorized.

Dated: ____________, 200_

                                                  ZIPREALTY, INC.
                                                  2000 Powell Street, Suite 1555
                                                  Emeryville, CA  94608

                                                  By: __________________________

                                                  Title: _______________________

                               NOTICE OF EXERCISE

TO:      ZIPREALTY, INC.

         (1) The undersigned hereby elects to purchase ______________ shares of Series E-1 Preferred Stock (the "Shares") of zipRealty, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

                  ______________________________________________________________
                                         (Print Name)

                  Address:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (3) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

___________________________                    _________________________________
(Date)                                         (Signature)

                                               _________________________________
                                               (Print Name)

                              NOTICE OF CONVERSION

TO:      ZIPREALTY, INC.

         (1) The undersigned hereby elects to convert the attached Warrant into such number of shares of Series E-1 Preferred Stock (the "Shares") of zipRealty, Inc. as is determined pursuant to Section 1(b) of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

         (2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

                  ______________________________________________________________
                                         (Print Name)
                  Address:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (3) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

____________________________                  __________________________________
(Date)                                        (Signature)

                                              __________________________________
                                              (Print Name)